SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 7, 2003

                               EMCORE CORPORATION


               (Exact name of registrant as specified in charter)



        New Jersey                   0-22175                  22-2746503
   -------------------             ------------              --------------
     State or other                (Commission               (IRS Employer
     jurisdiction of               File Number)              Identification No.)
     incorporation



                    145 Belmont Drive, Somerset, New Jersey
               -------------------------------------------------
                        (Address of principal offices)

                                     08873
                                  ------------
                                   (Zip Code)

        Registrant's telephone number including area code  (732) 271-9090


(Former name or former address, if changed since last report) NOT APPLICABLE

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

99.1    Press Release dated May 7, 2003
99.2    Excerpt of Transcript of Second Quarter Earnings Release Conference Call

Item 9. REGULATION FD DISCLOSURE

On May 7, 2003, EMCORE Corporation (the "Registrant") issued the Press Release annexed hereto as Exhibit 99.1. On May 8, 2003, management of the Registrant held a conference call concerning, among other things, its financial results for the quarter ended March 31, 2003. An excerpt of the transcript of the conference call is annexed hereto as Exhibit 99.2

As a supplement to the consolidated financial statements set forth in Exhibit
99.1 which are presented on a generally accepted accounting principles (GAAP) basis, the Registrant provides additional non-GAAP measures for net loss and net loss per share. Additional non-GAAP measures for revenues, cost of revenues, SG&A expenses, R&D expenses, net loss and net loss per share are also set forth in Exhibit 99.2, together with a reconciliation thereof to GAAP. A non-GAAP financial measure is a numerical measure of a company's performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Registrant believes that the additional non-GAAP measures are useful to investors for financial analysis. Management uses these measures internally to evaluate its operating performance and the measures are used for planning and forecasting of future periods. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. The disclosure in Exhibits
99.1 and 99.2 allows investors to reconcile the non-GAAP measures to GAAP.

The Registrant is making this disclosure under Item 12 of Form 8-K, but in accordance with SEC Release 33-8216, it is set forth under Item 9. The information in this Form 8-K, including the exhibits, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EMCORE CORPORATION
                                       (Registrant)

                                       By: /s/ Thomas G. Werthan
                                          -----------------------------------
                                               Thomas G. Werthan
                                               Chief Financial Officer
Dated:  May 14, 2003

                                  EXHIBIT INDEX

Exhibit   Description

99.1      Press Release dated May 7, 2003
99.2      Excerpt of Transcript of Second Quarter Earnings Release Conference
          Call